Exhibit 1.01
Everi Holdings Inc.
Conflict Minerals Report
For the Year Ended December 31, 2020
This Conflict Minerals Report for the reporting period from January 1, 2020 to December 31, 2020 (this “Report”) is made pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended. The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule requires public reporting companies to determine whether 3TG minerals (as defined below) are necessary to the functionality or production of products they manufacture, or contract for manufacture; and if so, to disclose annually whether any of those 3TG minerals originated in the Democratic Republic of the Congo (“DRC”) or countries that share an internationally-recognized border with the DRC (each, an “adjoining country”; DRC and adjoining countries, each, a “Covered Country”). The term “Conflict Minerals” means cassiterite, columbite-tantalite (coltan), gold, wolframite and their derivatives (tantalum, tin, and tungsten) (collectively, “3TG minerals”) originating from a Covered Country.
Company and Product Overview
Unless otherwise specified, or the context otherwise indicates, all references to “Everi,” “we,” “us,” “our,” and the “Company” refer to Everi Holdings Inc. and its subsidiaries. Everi is a leading supplier of entertainment and trusted technology solutions for the casino and digital gaming industry. Everi’s mission is to be the industry leader by reimagining the gaming experience. With a focus on player engagement and helping casino customers operate more efficiently, the Company develops entertaining game content and gaming machines, gaming systems, and services for land-based and iGaming operators. The Company is also the preeminent provider of trusted financial technology solutions that power the casino floor while improving operational efficiencies and fulfilling regulatory compliance requirements, including products and services that facilitate convenient and secure cash and cashless financial transactions, self-service player loyalty tools and applications, and regulatory and intelligence software.
Everi reports its financial performance, and organizes and manages its operations, across the following two business segments: (i) Games; and (ii) FinTech.
Everi Games provides gaming operators with gaming technology products and services, including: (i) gaming machines, primarily comprising Class II and Class III slot machines placed under participation or fixed-fee lease arrangements or sold to casino customers; (ii) providing and maintaining the central determinant systems for the video lottery terminals installed in the State of New York and similar technology in certain tribal jurisdictions; and (iii) business-to-business and business-to-consumer digital online gaming activities.
Everi FinTech provides gaming operators with financial technology products and services, including: financial access and deposit-based services supporting digital, cashless and physical cash options across mobile, assisted and self-service channels along with related loyalty and marketing tools, and other information-related products and services. In addition, we provide an end-to-end security suite to protect against cyber-related attacks and maintain the necessary secured environments to maintain compliance with applicable regulatory requirements. These solutions include: access to cash and cashless funding at gaming facilities via Automated Teller Machine (“ATM”) debit withdrawals, credit card financial access transactions, and point of sale (“POS”) debit card purchases at casino cages, kiosk and mobile POS devices; federally insured deposit accounts for the CashClub Wallet, check warranty services, self-service ATMs and fully integrated kiosk and maintenance services; self-service loyalty tools and promotion management software; compliance, audit, and data software; casino credit data and reporting services; marketing and promotional offering subscription-based services; and other ancillary offerings.
We manufacture, or contract for manufacture with third parties, our electronic gaming machines, kiosk and related products, cabinets, computer assemblies, screens, printers, bill validators, and acceptors and other wiring and harnesses (collectively, the “Equipment”). We have facilities in Austin, Texas and Las Vegas, Nevada, where we assemble the Equipment.
Reasonable Country of Origin Inquiry
We are an assembler of products and are not involved with the mining and sourcing of the raw materials, including any potential 3TG minerals. The smelters or refiners (“SORs”) of the 3TG minerals are consolidating points of raw ore and are in the best position in the total supply chain to ascertain the origin of the ores. Based on our assessment, we determined that the Equipment we manufactured, or contracted for manufacture, in 2020 may contain certain 3TG minerals that are necessary to the functionality or production of our finished goods. Therefore, we are subject to the reporting obligations of the Rule and our Equipment is covered by this Report.

To perform our reasonable country of origin inquiry (“RCOI”), we conducted a survey of our direct suppliers using the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (the “CMRT”) developed by the Responsible Business Alliance and the Global e-Sustainability Initiative. In the survey, we asked those suppliers: (a) whether the products they supply to us (or their components) contained 3TG minerals; and (b) if they did, to provide information regarding the source of 3TG minerals contained in those products and components. As a downstream company, we relied on our suppliers to provide us with information about the source of 3TG minerals contained in the products and components they supplied to us.
We distributed the CMRT to our relevant, direct suppliers and received a response rate of approximately 96%. We excluded, as not relevant, those suppliers that: (a) did not provide us materials during the reporting period; or (b) provided materials that did not contain 3TG minerals or were not utilized in the manufacture of our Equipment during the reporting period. Based on the responses we received from our relevant suppliers in connection with our RCOI, we concluded that we have insufficient information to reasonably determine either that: (a) no 3TG minerals used in our Equipment may have originated in a Covered Country; or (b) any such Conflict Minerals originated from recycled or scrapped sources (as defined in Section 1, Item 1.01 (d)(6) of Form SD). Accordingly, we conducted additional diligence on the source and chain of custody of 3TG minerals used in the manufacture of our Equipment.
Source and Chain of Custody Due Diligence
Due Diligence Plan
We performed our source and chain of custody due diligence measures with guidance from the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas, Third Edition (as described below, including the use of CMRT), as tailored for “downstream” companies like ours, by performing the following steps:
Management processes and systems
We have a cross-functional team comprised of executives and experienced personnel with a demonstrated knowledge of our technology, products, and vendor relationships to support our source- and chain-of-custody due diligence. Our system of control and transparency consists of the CMRT and a review of the risks identified as a result of that process. In an effort to strengthen the engagement with our suppliers, we request smelter- and refiner-level information in connection with the CMRT. A list of these smelters, which were reported to us for the year ended December 31, 2020, is included in Annex I to this Report.
We include questions in our CMRT for prospective new suppliers that address the use of Conflict Minerals. In addition, we require suppliers that utilize in-scope materials to provide an affirmative answer regarding the use of 3TG minerals and to make certain representations that they will cooperate with our efforts to conduct appropriate due diligence and comply with the Rule. We also integrate our Conflict Minerals reporting requirements into our internal control procedures for supplier qualification by: (a) incorporating identifiers with respect to vendors who provide products containing 3TG minerals; and (b) providing the ability for employees to contact our ethics hotline to confidentially communicate any concerns regarding the circumstances surrounding the acquisition of supply chain materials from potentially conflicted sources.
Identify, assess, and respond to risks within our supply chain
We evaluate CMRT responses from our relevant direct suppliers with respect to the SORs utilized to process the minerals used in our Equipment throughout our supply chain. We utilize risk-based criteria to determine those relevant direct suppliers that warrant further due diligence, and follow up to clarify responses with suppliers that may be sourcing or processing 3TG minerals from a Covered Country. The risk-based criteria include, but are not limited to: (i) incomplete responses; (ii) apparent lack of supplier diligence; and (iii) inconsistencies in the data reported to us in the CMRT.
Support the development and implementation of independent third-party audits of SORs’ sourcing
As a downstream company, we do not have direct relationships with SORs that produce the 3TG minerals within our supply chain. Accordingly, we rely on the RMI’s list of conflict-free SORs and do not perform or direct audits of these entities’ supply chains with respect to 3TG minerals.

Report on supply chain due diligence
This Report is publicly available in the investor relations section of our corporate website at http://ir.everi.com/investor-relations/reports-and-filings/sec-filings/default.aspx and is filed publicly with the SEC.
Due Diligence Implementation and Results
In connection with our commitment to monitor the due diligence approach, we continue to evaluate whether further inquiry of any of our relevant direct suppliers would result in information that may differ from, or be inconsistent with, any of the responses provided to our CMRT which may give us reason to believe that the products supplied to us were sourced from a Covered Country.
3TG minerals are necessary to the functionality of our Equipment.  Data provided to us by our relevant direct suppliers in response to our CMRT does not identify any Conflict Minerals within our supply chain; however, as a downstream company, we were unable to definitively determine that 100% of the 3TG minerals were sourced from internationally recognized and compliant source countries.
Steps to Improve Due Diligence
Below are the steps that we are, and will be considering, taking to improve the due diligence process and further mitigate any risk that 3TG minerals in our Equipment could benefit armed groups in a Covered Country:
•Review our supply chain policy for clarity regarding minerals originating from conflict-affected and high risk areas;
•Promote supplier partnerships that are outside of the DRC zone;
•Engage with any of our suppliers found to be supplying us with 3TG minerals from sources that support conflict in the Covered Countries to establish an alternative source of 3TG minerals that does not support such conflict;
•Enhance the use of tools that help automate our supplier due diligence procedures; and
•Continue to make available Conflict Mineral educational materials to all our employees.
Forward-Looking Statements
This special disclosure report contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “designed to,” “in an effort to,” “look forward to,” or “will” and similar expressions to identify forward-looking statements. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future events or performance. Actual results may differ materially from those contemplated in these statements, due to risks and uncertainties.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are often difficult to predict and many of which are beyond our control.
This special disclosure report should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and our Form 8-K filed on March 15, 2021 and the information included in our other press releases, reports and other filings with the SEC. Given these risks and uncertainties, there can be no assurance that the forward-looking information contained in this special disclosure report will in fact transpire or prove to be accurate. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

ANNEX I

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	8853 S.p.A.	ITALY
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	AGR Mathey	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KYRGYZSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Pretec Corp.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Augmont Enterprises Private Limited	INDIA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Bangalore Refinery Pvt Ltd	INDIA
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CGR Metalloys Pvt Ltd.	INDIA
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Cilt Refining	UNITED STATES OF AMERICA
Gold	Daejin Industry	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Faggi Rnrico S.P.A.	ITALY
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FEDERATION
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Coast Refinery	GHANA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals, Inc, Newark New Jersey, USA	UNITED STATES OF AMERICA
Gold	Heraeus Technology Center	CHINA
Gold	Hunan Chenzhou Mining Industry Co. Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	JALAN & Company	INDIA
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Johnson Matthey Inc.	UNITED KINGDOM
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN
Gold	Kombinat Gorniczo Hutniczy Miedz Polska Miedz S.A.	POLAND
Gold	Korea Metal Co, LTD.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kundan Care Products Ltd.	INDIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	La Caridad	MEXICO
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS Nikko -	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Bassan Precision Metals	HONG KONG
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Norddeutsche Affinererie AG	GERMANY
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC Kolyma refinery	RUSSIAN FEDERATION
Gold	OJSC Krastsvetmet	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Perth Mint	AUSTRALIA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Produits Artistiques de Métaux	SWITZERLAND

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery LS-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECHIA
Gold	Sai Refinery	INDIA
Gold	Samdok Metal	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	SHANDONG GOLD MINING CO.,LTD.	SINGAPORE
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong middlings JinYe group Co., LTD	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold	Shanghai Gold Exchange (SGE)	CHINA
Gold	Shirpur Gold Refinery Ltd.	INDIA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sovereign Metals	INDIA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiTech	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Takehara Refinery	JAPAN
Gold	Tamano Smelter	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	W.C. Heraeus GmbH	UNITED STATES OF AMERICA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Williams Advanced Materials	UNITED STATES OF AMERICA
Gold	Xstrata	CANADA
Gold	Xstrata Canada Corporation	CANADA
Gold	Yamamoto Precision Metals	JAPAN
Gold	Yantai NUS Safina tech environmental Refinery Co. Ltd.	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold	Zijin Mining Industry Corporation	CHINA
Gold	Accurate Refining Group	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	AngloGold Ashanti Brazil	BRAZIL
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold	Asahi Pretec Corp.	JAPAN, CHINA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	Dowa	JAPAN
Gold	Elemetal Refining Co., Ltd.	UNITED STATES OF AMERICA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Johnson Matthey Inc.	UNITED KINGDOM, CANADA, USA
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion Advanced Metals	USA
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN, NETHERLANDS
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
Gold	Aurubis AG	GERMANY
Gold	China's Shandong Gold Mining Co., Ltd	CHINA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Great Wall Precious Metals Co,. LTD.	CHINA
Gold	Guangdong Gaoyao Co	CHINA
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	LAIZHOU SHANDONG	CHINA
Gold	Metallurgie Hoboken Overpelt	BELGIUM
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Pan Pacific Copper Co Ltd.	JAPAN
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold	Tanaka Denshi Kogyo K.K	JAPAN
Gold	Tanaka Kikinzoku International	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN
Gold	The Perth Mint	AUSTRALIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Toyo Smelter & Refinery	JAPAN
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Metalor Switzerland	SWITZERLAND
Gold	Schone Edelmetaal	KOREA, REPUBLIC OF
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Cabot	UNITED STATES OF AMERICA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd. Kaili Branch	CHINA
Tantalum	H.C Starck GMBH Laufenburg	GERMANY
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES OF AMERICA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca SA	BRAZIL

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Power Resources Ltd.	NORTH MACEDONIA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd.	CHINA
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Metals	MEXICO, USA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Solikamsk	RUSSIAN FEDERATION
Tantalum	Zhuzhou Cemented Carbide	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Ningxia Non-Ferrous Metal Smeltery	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tin	Alpha Metals	UNITED STATES OF AMERICA
Tin	Alpha Metals Korea Ltd.	UNITED STATES OF AMERICA
Tin	Alpha Metals Taiwan	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co. Ltd.	VIET NAM
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Chengfeng Metals Co Pte Ltd	SINGAPORE
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Rare Metal Material Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA
Tin	Dowa Metaltech Co., Ltd.	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Funsur Smelter	PERU
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Fuxiang Gongmao Co., Ltd.	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES OF AMERICA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guangxi Hua Shu Dan CO., LTD.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.)	CHINA
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Koki Products Co.,Ltd	THAILAND
Tin	KUON CHEN HARDWARE CO.,LTD	TAIWAN
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	MCP Metal specialties, Inc. Fairfield, Connecticut, USA	UNITED STATES OF AMERICA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Metallo-Chimique N.V.	BELGIUM

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minmetals Ganzhou tin Co.Ltd	CHINA
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgicas S.A.	BOLIVIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Pongpipat Company Limited	MYANMAR
Tin	Precious Minerals and Smelting Limited	INDIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BillinTin Makmur Lestari	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di Multindo	INDONESIA
Tin	PT Indra Eramult Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Mitra Sukses Globalindo	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantana Tbk	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra sukses trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Pt. Timah	INDONESIA
Tin	Rahman Hydraulic Tin Sdn Bhd	MALAYSIA
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Tochij	JAPAN
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	Untracore Co.,Ltd.	THAILAND
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	White Solder Metalurgica	BRAZIL
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Yun Xi Group	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Gejiu Zili Metallurgy Co. Ltd.	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	Yunnan Tin Company, Ltd.	INDONESIA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	YunXi	CHINA
Tin	AIM	CANADA
Tin	Alent plc	UNITED STATES OF AMERICA
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Dowa	JAPAN
Tin	Elmet S.L.U.	SPAIN
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiy Jinye Mineral Company	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	MCP Metal Specialist Inc.	USA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Koba	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Shenzhen NA PU Metallic Co., Ltd	CHINA
Tin	Smelting Branch of Yunnan Tin Company Ltd	CHINA
Tin	Bangka Tin,Mentok,PT Timah (Persero) TBK	INDONESIA
Tin	Brand IMLI	INDONESIA
Tin	Brand RBT	INDONESIA
Tin	Cookson	UNITED STATES OF AMERICA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	GuangXi China Tin	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kundur Smelter	INDONESIA
Tin	Liuzhhou China Tin	CHINA
Tin	Mentok Smelter	INDONESIA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Minsur	PERU
Tin	PT Bukit Timah	INDONESIA
Tin	PT Indora Ermulti	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	Toboca/ Paranapenema	BRAZIL
Tin	XiHai - Liuzhou China Tin Group Co ltd	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Buffalo Tungsten	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tungsten	CP Metals Inc.	UNITED STATES OF AMERICA
Tungsten	Cronimet Brasil Ltda	BRAZIL
Tungsten	Daya Weiliang Tungsten Co. Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co, Ltd	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co. Ltd	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	GEM Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co. Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA

Subject Mineral	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Xiamen H.C.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd	CHINA
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA
Tungsten	China National Non Ferrous	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM
Tungsten	H.C. Starck GmbH	GERMANY